UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2016

Central Index Key Number of the issuing entity: 0001681906 Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361 Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001548567 CIBC Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-04	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of September 29, 2016, with respect to Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30. The purpose of this amendment is to file executed versions of the agreements filed as Exhibit 1.1, Exhibit 4.1, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 to the Form 8-K.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of September 26, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., Citigroup Global Markets Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of September 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of August 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Trust and Servicing Agreement, dated as of August 1, 2016, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer and certificate administrator, AEGON USA Realty Advisors, LLC, as special servicer, and Wilmington Trust, National Association, as trustee. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)

4.4	Trust and Servicing Agreement, dated as of July 20, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein.)
4.5	Trust and Servicing Agreement, dated as of August 17, 2016, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer and certificate administrator, AEGON USA Realty Advisors, LLC, as special servicer, and Wilmington Trust, National Association, as trustee. (Filed as Exhibit 4.5 to the Form 8-K and incorporated by reference herein.)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 27, 2016, which such certification is dated September 27, 2016. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.
99.4	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc. and CIBC Inc.
99.5	Agreement Between Note Holders, dated as of August 15, 2016, between Bank of America, N.A., as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Agreement Between Note Holders, dated as of September 7, 2016, between Column Financial, Inc., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Co-Lender Agreement, dated as of August 17, 2016, between Starwood Mortgage Funding III LLC, as Initial Note A-1 Holder and Starwood Mortgage Funding V LLC, as Initial Note A-2 Holder. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Co-Lender Agreement, dated as of August 17, 2016, between Starwood Mortgage Funding V LLC, as Initial Note A-1 Holder and Starwood Mortgage Funding III LLC, as Initial Note A-2 Holder. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Co-Lender Agreement, dated as of September 7, 2016, between The Bank of New York Mellon, as Initial Note A-1 Holder, The Bank of New York Mellon, as Initial Note A-2 Holder and The Bank of New York Mellon, as Initial Note A-3 Holder. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)

99.10	Agreement Between Note Holders, dated as of July 15, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-6-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-6-2 Holder and Citigroup Global Markets Realty Corp., as Initial Note A-7 Holder. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Amended and Restated Co-Lender Agreement, dated as of September 6, 2016, by and among Wilmington Trust, National Association, solely in its capacity as Trustee in Trust for Holders of BBCMS 2016-ETC Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series, 2016-ETC, as Note A-1-A Holder, Note A-2-A Holder, Note B-1 Holder and Note B-2 Holder, Barclays Bank PLC, as Note A-1-B-1 Holder, Note A-1-B-2 Holder and Note A-1-B-3 Holder, and Morgan Stanley Bank, N.A., as Note A-2-B Holder. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Agreement Between Note Holders, dated as of August 4, 2016, between Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2-1 Holder and Bank of America, N.A., as Initial Note A-3 Holder. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Co-Lender Agreement, dated as of July 20, 2016, by and among, JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Bank of America, N.A., as Initial Note 2 Holder, and Wells Fargo Bank, National Association, as Initial Note 3 Holder. (Filed as Exhibit 99.13 to the Form 8-K and incorporated by reference herein.)
99.14	Co-Lender Agreement, dated as of August 17, 2016, by and among, Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder, and Bank of America, N.A., as Initial Note B Holder. (Filed as Exhibit 99.14 to the Form 8-K and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Jane H. Lam
Name: Jane H. Lam
Title: Vice President

Date:  February 21, 2017

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 26, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., Citigroup Global Markets Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of September 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of August 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Trust and Servicing Agreement, dated as of August 1, 2016, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer and certificate administrator, AEGON USA Realty Advisors, LLC, as special servicer, and Wilmington Trust, National Association, as trustee. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
4.4	Trust and Servicing Agreement, dated as of July 20, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein.)
4.5	Trust and Servicing Agreement, dated as of August 17, 2016, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer and certificate administrator, AEGON USA Realty Advisors, LLC, as special servicer, and Wilmington Trust, National Association, as trustee. (Filed as Exhibit 4.5 to the Form 8-K and incorporated by reference herein.)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 27, 2016, which such certification is dated September 27, 2016. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.
99.4	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc. and CIBC Inc.
99.5	Agreement Between Note Holders, dated as of August 15, 2016, between Bank of America, N.A., as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Agreement Between Note Holders, dated as of September 7, 2016, between Column Financial, Inc., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Co-Lender Agreement, dated as of August 17, 2016, between Starwood Mortgage Funding III LLC, as Initial Note A-1 Holder and Starwood Mortgage Funding V LLC, as Initial Note A-2 Holder. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Co-Lender Agreement, dated as of August 17, 2016, between Starwood Mortgage Funding V LLC, as Initial Note A-1 Holder and Starwood Mortgage Funding III LLC, as Initial Note A-2 Holder. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Co-Lender Agreement, dated as of September 7, 2016, between The Bank of New York Mellon, as Initial Note A-1 Holder, The Bank of New York Mellon, as Initial Note A-2 Holder and The Bank of New York Mellon, as Initial Note A-3 Holder. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)
99.10	Agreement Between Note Holders, dated as of July 15, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-6-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-6-2 Holder and Citigroup Global Markets Realty Corp., as Initial Note A-7 Holder. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Amended and Restated Co-Lender Agreement, dated as of September 6, 2016, by and among Wilmington Trust, National Association, solely in its capacity as Trustee in Trust for Holders of BBCMS 2016-ETC Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series, 2016-ETC, as Note A-1-A Holder, Note A-2-A Holder, Note B-1 Holder and Note B-2 Holder, Barclays Bank PLC, as Note A-1-B-1 Holder, Note A-1-B-2 Holder and Note A-1-B-3 Holder, and Morgan Stanley Bank, N.A., as Note A-2-B Holder. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)

99.12	Agreement Between Note Holders, dated as of August 4, 2016, between Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2-1 Holder and Bank of America, N.A., as Initial Note A-3 Holder. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Co-Lender Agreement, dated as of July 20, 2016, by and among, JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Bank of America, N.A., as Initial Note 2 Holder, and Wells Fargo Bank, National Association, as Initial Note 3 Holder. (Filed as Exhibit 99.13 to the Form 8-K and incorporated by reference herein.)
99.14	Co-Lender Agreement, dated as of August 17, 2016, by and among, Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder, and Bank of America, N.A., as Initial Note B Holder. (Filed as Exhibit 99.14 to the Form 8-K and incorporated by reference herein.)